SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 30, 2003

Noven Pharmaceuticals, Inc.

11960 S.W. 144th Street, Miami, Florida 33186
305-253-5099

Incorporated under the laws of the	Commission File Number	I.R.S. Employer Identification Number
State of Delaware	0-17254	59-2767632

SIGNATURES
EXHIBIT INDEX
EX-99.1 Press Release dated April 30, 2003

Item  9.   Regulation FD Disclosure (information furnished in this Item 9 is furnished under Item 12).

     In accordance with Securities and Exchange Commission Release No. 34-47583, the following information, which is intended to be furnished under “Item 12. Results of Operations and Financial Condition,” is instead being furnished under “Item 9. Regulation FD Disclosure.” The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 12 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

     On April 30, 2003, Noven Pharmaceuticals, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2003. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVEN PHARMACEUTICALS, INC.

/s/ Jeffrey F. Eisenberg Jeffrey F. Eisenberg Vice President, General Counsel and Corporate Secretary

Date: May 6, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 30, 2003